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                                                                             WEBMETHODS, INC. BALANCE SHEETS
                                                                                     (in thousands)

                                                                 SEP-30   JUNE 30    MAR-31   DEC-31    SEP-30  JUN-30
                                                                  2000     2000       2000     1999      1999    1999
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                                                                                       (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents                                    $88,126  $133,356  $171,716  $35,098   41,828  $23,467
    Marketable securities available for sale                      94,296    42,036    25,256   25,830   12,167        0
    Accounts receivable, net of allowance                         30,899    29,086    18,578   14,346    5,699    6,084
    Prepaid expenses and other current assets                     10,054    11,068     6,615    3,028    2,095    1,154
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           Total current assets                                  223,375   215,546   222,165   78,302   61,789   30,705
Marketable securities available for sale                          27,641    42,840    37,138    6,458    4,580        0
Property and equipment, net                                       10,273     7,831     6,310    3,758    2,633    2,148
Goodwill                                                         112,547   125,464    42,356        -        -        -
Convertible Subordinated Note                                          -         -         -    2,000        -        -
Other Assets                                                      13,272    12,958     5,311      536      758      881
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           Total assets                                          387,108   404,639   313,280   91,054   69,760   33,734
========================================================================================================================

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                             $5,437    $3,871     4,208    2,000    2,781    1,752
     Accrued expenses                                             14,111     9,577     7,323    4,532    2,603    1,494
     Accrued salaries and commissions                              9,840     7,362     8,035    5,326    2,733    2,162
     Deferred revenue                                             38,925    29,628    20,334    9,909    6,584    4,229
     Current portion of capital lease obligations                    701       636       757      273        -        -
     Current portion of notes payable and line of credit             109       132       153      286      337    3,399
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          Total current liabilities                               69,123    51,206    40,810   22,326   15,038   13,036
Long term deferred revenue                                        16,889     8,035     5,782    2,578        -        -
Notes payable and capital leases obligations, net of current
 portion and other                                                 1,291       960       426      400        -      283
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Total Liabilities                                                 87,303    60,201    47,018   25,304   15,038   13,319
Total stockholders' equity                                       299,805   344,438   266,262   65,750   54,722   20,415
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          Total liabilities and stockholders's equity           $387,108  $404,639  $313,280  $91,054  $69,760  $33,734
========================================================================================================================
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                                                                    WEBMETHODS, INC. INCOME STATEMENTS
                                                             (IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)



                                                      SEPT-30      JUN 30    MAR-31     DEC-31      SEP-30    JUN-30
                                                    ------------------------------------------------------------------
                                                       2000         2000      2000       1999        1999      1999
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                                                                                (UNAUDITED)
REVENUE
  License                                           $  32,424   $  23,985   $  15,666   $ 13,575    $ 7,794  $  5,787
  Professional services                                 8,441       7,743       5,148      2,509      2,243     1,800
  Maintenance                                           4,873       3,336       2,217      1,511      1,110       785

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     Total revenue                                     45,738      35,064      23,031     17,595     11,147     8,372
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COST OF REVENUE
  License                                               1,303       1,002         738        753        727       394
  Professional services and maintenance                10,755      10,105       7,074      4,047      2,812     2,170

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     Total cost of revenue                             12,058      11,107       7,812      4,800      3,539     2,564
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Gross profit                                           33,680      23,957      15,219     12,795      7,608     5,808
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OPERATING EXPENSES

  Sales and marketing                                  22,102      19,474      16,919     12,412      8,728     5,973
  Research and development                             10,872       7,661       5,101      4,127      3,674     1,877
  General and administration                            4,903       4,103       3,379      2,926      2,241     1,206
  Amortization of deferred stock compensation           1,805       1,805       1,688        683        303       302
  Amortization of goodwill and acquired intangibles    12,936      11,829       1,918          -          -         -
  Acquisition related expenses                         34,036           -           -          -          -         -
  In-process research and development                       -       2,311       2,737          -          -         -

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     Total operating expenses                          86,654      47,183      31,742     20,148     14,946     9,359
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Operating loss                                       (52,974)    (23,226)    (16,523)    (7,353)    (7,338)   (3,551)
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Interest income, net                                    4,133       3,212       1,945        796        445       129

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Net loss                                           ($ 48,841)  ($ 20,014)  ($ 14,578)  $ (6,557)  $ (6,893)  $(3,422)
======================================================================================================================
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